UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): June 25, 2013

EQUITY RESIDENTIAL
ERP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Maryland (Equity Residential)	1-12252 (Equity Residential)	13-3675988 (Equity Residential)

Illinois (ERP Operating Limited Partnership)	0-24920 (ERP Operating Limited Partnership)	36-3894853 (ERP Operating Limited Partnership)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (312) 474-1300

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(b) On February 27, 2013, Equity Residential, through its operating partnership, ERP Operating Limited Partnership (collectively with Equity Residential, the “Company”) completed the acquisition from Archstone Enterprise LP (which subsequently changed its name to Jupiter Enterprise LP) ("Archstone") and its affiliates of certain assets and interests in various entities affiliated with Archstone, constituting a portfolio of apartment properties and other assets (the "Archstone Portfolio"). The Company is hereby filing as Exhibit 99.1 certain financial information relating to the Archstone Portfolio under Article 11 of Regulation S-X.

(d)    Exhibits:

Exhibit Number	Exhibit
99.1	Pro Forma Financial Information

Equity Residential

Pro Forma Condensed Consolidated Statement of Operations for the quarter ended March 31, 2013 (unaudited)

ERP Operating Limited Partnership

Pro Forma Condensed Consolidated Statement of Operations for the quarter ended March 31, 2013 (unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations for Equity Residential and ERP Operating Limited Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date:	June 25, 2013	By:	/s/ Mark J. Parrell
		Name:	Mark J. Parrell
		Its:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date:	June 25, 2013	By:	/s/ Ian S. Kaufman
		Name:	Ian S. Kaufman
		Its:	Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

ERP OPERATING LIMITED PARTNERSHIP
BY: EQUITY RESIDENTIAL
ITS GENERAL PARTNER

Date:	June 25, 2013	By:	/s/ Mark J. Parrell
		Name:	Mark J. Parrell
		Its:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date:	June 25, 2013	By:	/s/ Ian S. Kaufman
		Name:	Ian S. Kaufman
		Its:	Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)